Exhibit 10 (f)


NEW ENGLAND BUSINESS SERVICE, INC.
500 Main Street
Groton, Massachusetts 01471



Agreement to Furnish Copies of Omitted Exhibits to Lease Agreement between Theodore Pasquarello and Eileen Pasquarello, as Trustee of The Paris Trust (Landlord) and New England Business Service, Inc.(Tenant).



New England Business Service, Inc. (the "Registrant") is not filing as exhibits to its Quarterly Report on Form 10-Q dated May 13, 1997, copies of the exhibits to the Lease Agreement between Theodore Pasquarello and Eileen Pasquarello, as Trustee of The Paris Trust (Landlord) and New England Business Service, Inc. dated March 31, 1997, which Agreement is filed as Exhibit 10(f) thereto.

Registrant agrees to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits.


Dated:  May 13, 1997
                                 NEW ENGLAND BUSINESS SERVICE, INC.
                                 (Registrant)
                                 By: /s/ John F. Fairbanks
                                     ---------------------
                                     John F. Fairbanks
                                     VP, Chief Financial Officer